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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 8, 2002
Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	68-0383530 (I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 195, Rancho Cordova, California 95670
(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

VantageMed Corporation

Index and Cross Reference

PART I—FINANCIAL INFORMATION

Item Number		Page
Item. 5	Other Events	3
Item. 7	Financial Statements and Exhibits	3
	Signature	3
	Exhibit Index	3
Ex. 99.1	Press Release	4

2

PART 1—FINANCIAL INFORMATION

Item 5. Other Events

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated October 8, 2002 announcing the appointment of Steve Simpson to the Company's Board of Directors. Mr. Simpson replaces John Stevens who is resigning as a member of the Company's Board of Directors. Mr. Stevens, 81, has served as a Director since 1997. Mr. Simpson will also join the Board's Audit Committee.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

      The following exhibit is filed herewith:

      99.1    Press Release issued by VantageMed Corporation dated October 8, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION
	By:	/s/ GREGORY B. HILL
Dated: October 10, 2002		Gregory B. Hill, Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by VantageMed Corporation dated October 8, 2002.

3

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PART I—FINANCIAL INFORMATION
PART 1—FINANCIAL INFORMATION
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX